Innovation. Evolution. Impact. Exhibit 99.1

Innovation. Evolution. Impact.

Safe Harbor Statement
2 2
•
This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995.
•
These statements involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements.
•
Such forward-looking statements include statements regarding the therapeutic potential of Infinity’s Hedgehog pathway, FAAH, and Hsp90 chaperone inhibitors; future clinical trial activity for IPI-504, IPI-493, IPI-926 and IPI-940; the presentation of clinical data for IPI-504, IPI-493 and
IPI-926; estimates of 2010 financial performance; the continuation of the Purdue/Mundipharma alliance; and the expectation that Infinity will have capital to support its current operating plan into 2013.
•
Such forward-looking statements are subject to numerous factors, risks and uncertainties that may cause actual events or results to differ materially from the company's current expectations. For example, there can be no guarantee that Infinity’s strategic alliance with
Purdue/Mundipharma will continue for its expected term or that these entities will fund Infinity’s programs as agreed, or that any product candidate Infinity is developing will successfully complete necessary preclinical and clinical development phases. Further, there can be no guarantee that any positive developments in Infinity’s product portfolio will result in stock price appreciation. Infinity’s expectations could also be affected by risks and uncertainties relating to: results of clinical trials and preclinical studies, including subsequent analysis of existing data and new data received from ongoing and future studies; the content and timing of decisions made by the U.S. Food and Drug Administration and other regulatory authorities, investigational review boards at clinical trial sites, and publication review bodies; Infinity's ability to enroll patients in its clinical trials; unplanned cash requirements and expenditures, including in connection with business development activities;
market acceptance of any products Infinity or its partners may successfully develop; and Infinity's ability to obtain, maintain and enforce patent and other intellectual property protection for any product candidate it is developing.
•
These and other risks which may impact management's expectations are described in greater detail under the caption "Risk Factors" included in Infinity's quarterly report on Form 10-Q filed with the U.S. Securities and Exchange Commission in November 2009.
•
Further, any forward-looking statements contained in this presentation speak only as of the date hereof, and Infinity expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.
•
All trademarks used in this presentation are the property of their respective owners.
•
Our Internet website is http://www.infi.com. We regularly use our website to post information regarding our business, product development programs and governance.  We encourage investors to use www.infi.com, particularly the information in the section entitled “Investors/Media,”
as a source of information about Infinity. References to www.infi.com in this presentation are not intended to, nor shall they be deemed to, incorporate information on www.infi.com into this presentation by reference.

Infinity:
Innovation. Evolution. Impact.

Proven drug developers
and company builders
Financial Strength
Cash runway into 2013
Ownership of Valuable Product Rights
Establishing commercial infrastructure in US
Fourth poised to enter in early 2010
Innovation. Evolution. Impact.
Diverse Pipeline of Broadly
Applicable Targeted Therapies
Integrated Team
Three candidates in the clinic;

Innovation. Evolution. Impact.
Financial Strength to Create Value
4 * Unaudited
~$330M to aggressively invest in pipeline and access external opportunities
~$330M
~$130M
~$130M in Cash & Investments
at 12/31/09*
~$280M
$150M in Committed
R&D Funding through 2011
$50M Line of Credit

Innovation. Evolution. Impact.
Financial Strength: Cash Runway into
2013
•
~$330 million to aggressively invest in pipeline and access
external opportunities
•
Projected 2010 cash burn of $25M - $35M
•
Anticipate year-end cash and investments balance of
$95M - $105M
–
Based on current operating plan; excludes $50M line of credit from Purdue
•
Low share base (~26 million shares outstanding)

Innovation. Evolution. Impact.

IPI-926:
Significant Anti-Cancer Opportunity by Inhibiting
Malignant Activation of the Hedgehog Pathway
Signal to progenitor cell Signal to tumor microenvironment Signal to tumor cell

Innovation. Evolution. Impact.
IPI-926: Inhibiting Multiple Modes of Malignant
Activation to Prolong Survival

1
Olive et al., 21 May 2009 Science
IPI-926 significantly delays tumor
re-growth post-chemo in SCLC
model
IPI-926 + Gemcitabine doubles
median survival in pancreatic
cancer model
IPI-926 results in 100%
survival in medulloblastoma
model
Controls
IPI-926 + Gemcitabine
Days
2
Travaglione et al., 2008 AACR
3
Olson et al., 2009 AACR
Days
IPI-926
Vehicle
Days Post Implant
Mice randomized
+/- IPI-926
Last day of E/P treatment
E/P - IPI-926
E/P  -Vehicle
Vehicle
IPI-926
82%
1
2
3

Innovation. Evolution. Impact.
Advanced BCC,
Medulloblastoma
IPI-926: Targeting a Broad Range of Difficult to
Treat Cancers

IPI-926 in Phase 1 study in advanced solid tumors;
Phase 2 development anticipated to begin in 2010
Pancreatic cancer SCLC, ovarian cancer,
NSCLC, and
heme malignancies

Innovation. Evolution. Impact. 9 IPI-940: Combating the Magnitude of Neuropathic Pain by Inhibiting Fatty Acid Amide Hydrolase (FAAH) FAA H IPI-940 (FAAH Inhibitor)

Innovation. Evolution. Impact.
IPI-940: Novel Agent Enabling the Body’s Natural
Analgesia
•
Novel, oral agent potentiating the magnitude and duration of body’s natural analgesia
–
Designed to avoid common side effects (e.g., drowsiness)
•
IND filed in December 2009
•
Ph 1 study in normal, healthy volunteers planned for early 2010

Innovation. Evolution. Impact.
IPI-940: Targeting Broad Areas of Unmet Need
•
Neuropathic Pain
–
Postherpetic neuralgia
–
HIV pain
–
Peripheral diabetic neuropathy
–
Chemotherapy-induced neuropathy
–
Trigeminal neuralgia
–
Fibromyalgia
•
Osteoarthritic pain
•
Inflammatory Bowel Disease
•
Anxiety & Depression
•
Inflammatory Conditions

Innovation. Evolution. Impact.

Hsp90 chaperone stabilizes
oncoproteins
IPI-504 and IPI-493 combinable with
best available therapies
Inhibiting Hsp90 degrades
oncoproteins, stopping tumor growth
IPI-504 and IPI-493:
Broadly Attacking Oncoproteins through
Hsp90 Chaperone Inhibition

Innovation. Evolution. Impact.
Hsp90: Focused Development of Two Distinct
Product Candidates
•
IPI-504 (i.v.):  Establish therapeutic window and identify appropriate patient populations
–
Ongoing Ph 2 development in HER2 breast cancer and NSCLC
–
Potential paths forward in breast and lung cancers, liposarcoma, and broad range of other cancer reliant on oncoproteins
•
IPI-493 (oral):  Determine optimal Ph 2 dose and schedule
–
Ongoing Ph 1 study in solid tumors
–
Additional Ph 1 in hematological malignancies expected to start early 2010

+

Innovation. Evolution. Impact.
Key 2010 Development Objectives
•
IPI-926 (Hedgehog Pathway Inhibitor)
–
Phase 1 data in solid tumors
–
Phase 2 initiation
•
IPI-940 (FAAH Inhibitor)
–
Phase 1 completion
•
IPI-504 (Hsp90 Chaperone Inhibitor)
–
Phase 2 data in NSCLC and initiate further clinical development
–
Phase 2 data in HER2 breast cancer
–
Phase 2 initiation in liposarcoma
•
IPI-493 (Hsp90 Chaperone Inhibitor)
–
Phase 1 data in solid tumors
–
Phase 1 initiation and data in hematological malignancies

+

Innovation. Evolution. Impact.
•
U.S. commercialization rights to entire oncology portfolio
–
Building commercial infrastructure
•
Significant financial participation ex-U.S.
–
Ex-U.S. royalty up to 20% by Mundipharma for oncology programs
–
Global royalty up to 20% by Purdue for FAAH program
•
Operational capabilities and financial strength to access external strategic opportunities
•
Low share base (~26 million shares outstanding)
Delivering Patient Benefit and Creating
Shareholder Value

Infinity:
Innovation. Evolution. Impact.

Proven drug developers
and company builders
Financial Strength
Cash runway into 2013
Ownership of Valuable Product Rights
Fourth poised to enter in early 2010
Innovation. Evolution. Impact.
Diverse Pipeline of Broadly
Applicable Targeted Therapies
Integrated Team
Three candidates in the clinic;
Establishing commercial infrastructure in US